SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):
                                ----------------
                                 August 20, 2003


                         Commission file number 0-49659

                                    XRG, Inc.
                              --------------------
        (Exact name of small business issuer as specified in its charter)



           DELAWARE                                        58-2583457
        ----------------                                 --------------
 (State or other  jurisdiction of                      (I.R.S.  Employer
  incorporation or organization)                       Identification No.)


              5301 Cypress Street, Suite 111, Tampa, Florida 33607
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (813) 637-0700
                                 --------------
                           (Issuer's telephone number)

ITEM 2 - ACQUISITION OF ASSETS

On January 1, 2004, XRG, Inc., a truckload carrier that is acquiring and operating asset and non-asset based truckload carriers across the U.S., closed on the stock purchase of R&R Express Intermodal, Inc., fulfilling the closing conditions of the Definitive Stock Purchase Agreement announced on August 20, 2003. Under the terms of the acquisition, the Pittsburgh, Pennsylvania based intermodal carrier will become a wholly owned subsidiary of XRG, Inc.

The agreement to purchase R&R Express Intermodal, Inc. was announced in August 2003. In accordance with the terms of the Stock Purchase Agreement, the originally announced stock-for-stock transaction was modified to $100,000 in cash and 100,000 shares of our common stock.

The foregoing description is not necessarily complete and is qualified in its entirety by reference to the Stock Purchase Agreement and Stock Purchase Agreement Addendum, which are attached hereto as Exhibits 2.1 and 2.2 and incorporated herein by reference.

R&R Express Intermodal, Inc. provides truck transportation for container freight from either a railroad yard or a port, to the freight's destination. This type of carrier operates in a sector that management views as becoming increasingly important in the truckload industry.

ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed as part of this report:

     (a) Financial Statements of Business Acquired

          Report of Independent  Auditors
          Statements of Operations for the nine months ended September 30, 2003 Balance Sheet as of September 30, 2003
          Statements of Cash Flows for the nine months ended September 30, 2003 Notes to financial statements

     (b) Pro Forma Financial Information

          The required pro forma combined financial statements are not yet available. XRG expects to file such financial statements within 75 days of the date of the acquisition, in accordance with the rules of the Securities and Exchange Commission.

     (c) Exhibits

          A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                XRG, Inc.

Date: February 5, 2004                          /s/ Kevin P. Brennan
                                                -----------------------
                                                Kevin P. Brennan
                                                President & CEO




                                  EXHIBIT INDEX

      Exhibit
      Number                        Description
      ----------                    --------------

      2.1        Stock Purchase Agreement, dated August 20, 2003
                 (incorporated by reference to Exhibit 10.1 to Form 8-K,
                  filed August 22, 2003, filed by XRG, Inc.)

      2.2        Stock Purchase Agreement Addendum, dated January 1, 2004.

                          R&R EXPRESS INTERMODAL, INC.

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2003

                                    CONTENTS


                                                                        Page
                                                                     ----------

Independent Auditors' Report on the Financial Statements                 1

Balance Sheet
     Assets                                                              2
     Liabilities and Shareholders' Equity                                3

Statement of Income and Retained Earnings                                4

Statement of Cash Flows                                                  5

Notes to Financial Statements                                          6-7

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS


To the Board of Directors and Shareholders
R&R Express Intermodal, Inc.
Crafton, Pennsylvania


We have audited the accompanying balance sheet of R&R Express Intermodal, Inc., as of September 30, 2003, and the related statements of income, retained earnings, and cash flows for the period from inception to September 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An Audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of R&R Express Intermodal, Inc. as of September 30, 2003, and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles generally accepted in the United States of America.


                                            STEPHANS, KUN & CO., P.C.
                                            Certified Public Accountants
                                            November 20, 2003

                          R&R EXPRESS INTERMODAL, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2003




                                     ASSETS

         Current Assets
            Cash                                                $        37,205
            Accounts receivable - trade - less
             allowances for bad debt of $5,000                          473,019
            Prepaid expense                                              52,411
                                                                ---------------
               Total current assets                                     562,635

         Other Assets
            Organization cost - net of $180 amortization                    900
            Subscriptions receivable                                      2,000
                                                                ---------------
         Total other assets                                               2,900
                                                                ---------------
         Total Assets                                          $        565,535
                                                                ===============


                 See accompanying notes and accountants' report

                                       ~2~

                          R&R EXPRESS INTERMODAL, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2003



                                                  LIABILITIES

         Current Liabilities
            Advance payable - related party                      $      170,000
            Loan payable - factor                                       306,515
            Accounts payable - trade                                     45,394
            Accrued expenses                                             15,878
            Accrued interest payable                                      6,55l
                                                                 --------------
              Total current liabilities                                 544,338
                                                                 --------------
                                    SHAREHOLDERS' EQUITY

         Common stock, $10 stated value, 10,000 shares
          Authorized, 200 shares issued and outstanding                   2,000
         Retained earnings                                               19,197
                                                                 --------------
            Total shareholders' equity                                   21,197
                                                                 --------------
         Total Liabilities and Shareholders' Equity                     565,535
                                                                 ==============



                 See accompanying notes and accountants' report

                                       ~3~

                          R&R EXPRESS INTERMODAL, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003


         Income
            Trucking revenue                                   $      2,962,571

            Costs of Sales
                Subcontract drivers                                   2,183,275
                Agent commissions                                       520,440
                                                               ----------------
                   Total cost of sales                                2,703,715
                                                               ----------------
                   Gross profit on sales                                258,856
            Operating expenses                                          233,772
                                                               ----------------
                   Income from operations                                25,084

         Other Income (Expense)
          Miscellaneous income                                            1,661
          Interest Expense                                               (6,431)
                                                               ----------------
               Total other income (expense)                              (4,770)
                                                               ----------------
         Net Income                                                      20,314

         Retained earning (deficit) - beginning of year                  (1,117)
                                                               ----------------
         Retained earning - end of year                       $          19,197
                                                               ================


                 See accompanying notes and accountants' report

                                       ~4~

                          R&R EXPRESS INTERMODAL, INC.
                             STATEMENT OF CASH FLOWS
                    FOR THE NINE MONTHS ENDED SEPTEMBER, 2003


         Cash Flows From Operating Activities
           Net income                                            $       20,314
           Adjustment to reconcile net income to
            net cash provided by operating activity:
             Amortization                                                   162
             Increase in allowance for bad debt                           5,000
            Change in current assets (increase) decrease
              Accounts receivable                                      (478,019)
              Other current assets                                         (985)
            Change in current liabilities increase (decrease)
              Accounts payable                                           45,394
              Other current liabilities                                  21,228
                                                                 --------------
                 Net cash provided (used) by operating activities      (386,906)
                                                                 --------------
         Cash Flows From Financing Activities
           Proceeds from borrowing                                      405,089
                                                                 --------------
                 Net cash provided (used) by financing activities       405,089
                                                                 --------------
         Net increase (decrease) in cash                                 18,183
         Cash at beginning of year                                       19,022
                                                                 --------------
         Cash at end of year                                    $        37,205
                                                                 ==============

                 See accompanying notes and accountants' report

                                       ~5~

                          R&R EXPRESS INTERMODAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business
----------------------
R&R Express Intermodal, Inc. was incorporated in Pennsylvania in December 2002 and began operations in January 2003. It has authority to operate in 48 states, and currently uses leased owner/operators domiciled in Houston, Texas; Atlanta, Georgia; Savannah, Georgia; and Jacksonville, Florida, to operate primarily in the southeastern part of the United States, with all sales generated by commissioned sales agents.

Use of Estimates
----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Organization Costs
------------------
Organization costs of $1,081 are being amortized over a 60 month period beginning December 3l, 2002.

Provision for Federal Income Tax
--------------------------------
Effective for the nine months ended September 30, 2003, the Company is taxed as an S-Corporation for both federal and state purposes. In lieu of federal and state corporate income taxes, the individual shareholders of an S-Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision for income taxes has been recorded.

NOTE 2 - RELATED PARTY TRANSACTIONS

General
-------
The Company has various transactions with related parties. The intercompany charge for these expenses are determined in a subjective manner. They are not necessarily all considered arm's length transactions but management feels they are reasonable.

                                       ~6~

                          R&R EXPRESS INTERMODAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003


NOTE 2 - RELATED PARTY TRANSACTIONS (continued)

Demand Note Payable
-------------------
The Company has been advanced $170,000 from a company owned by the husband of a 50% shareholder. The Company is accruing interest at 5.25% per annum. There is no written agreement stipulating repayment terms, interest or other terms of this debt.

Rent
----
The Company has accrued $8,100 of rental expense as of September 30, 2003, for office space they occupy in a building owned by the husband of a 50% shareholder. There is no written lease agreement.

Employees
---------
The Company uses employees of a company owned by the husband of a 50% shareholder.

NOTE 3 - MAJOR CUSTOMERS

A major portion of the Company's revenue (55%) is derived from one customer.

NOTE 4 - ACCOUNTS RECEIVABLE

The Company has an asset securitization program with Encompass Financial Solutions LLC (EFS) to sell, with recourse, eligible trade receivables. As receivables transferred by EFS are collected, the Company may transfer additional receivables up to a predetermined limit. The Company has the right and is obligated to repurchase transferred receivables under the program and, therefore, the transactions do not qualify as sales. The Company pays a 2% fee on the face amount of each receivable transferred, and paid within 45 days.



  As of September 30, 2003:

       Purchased receivable - factor              $        379,695
       Unrestricted accounts receivable                     98,324
                                                   ---------------
         Total Accounts Receivable                         478,019
                                                   ===============
       Amount funded by factor                             306,515
       Escrowed funds with factor                           73,180
                                                   ---------------
         Purchased receivable - factor                     379,695
                                                   ===============

                                       ~7~